                                                                    EXHIBIT 24.1

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement to signed on its behalf by the undersigned, thereunto duly authorized, in Cambridge, Massachusetts, on this ____ day of October, 1999.


                                        AKAMAI TECHNOLOGIES, INC.


                                        By:
                                           ---------------------------------
                                           Robert O. Ball III
                                           Vice President, General Counsel
                                             and Secretary

                        POWER OF ATTORNEY AND SIGNATURES

     We, the undersigned officers, directors and authorized representatives of Akamai Technologies, Inc. hereby severally constitute and appoint George H. Conrades, Paul Sagan and Robert O. Ball III, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-1 of Akamai Technologies, Inc. and any and all pre-effective and post-effective amendments to said Registration Statement, and any subsequent Registration Statement for the same offering which may be filed under Rule 462(b), and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Akamai Technologies, Inc. to comply with provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto or to any subsequent Registration Statement for the same offering which may be filed under Rule 462(b).

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURE                                   TITLE                                   DATE
         ---------                                   -----                                   ----

                                Chairman and Chief Executive Officer (principal         October __, 1999
-----------------------------   executive officer)
George H. Conrades

/s/ Timothy Weller              Chief Financial Officer and Treasurer (principal        October 26, 1999
-----------------------------   financial and accounting officer)
Timothy Weller

                                 Director                                               October __, 1999
-----------------------------
Arthur H. Bilger

                                 Director                                               October __, 1999
-----------------------------
Todd A. Dagres

                                 Director                                               October __, 1999
-----------------------------
F. Thompson Leighton

                                 Director                                               October __, 1999
-----------------------------
Daniel M. Lewin
